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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) MAY 10, 2006

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                       1-5794                   38-1794485
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

  21001 VAN BORN ROAD, TAYLOR, MICHIGAN                             48180
(Address of Principal Executive Offices)                          (Zip Code)

                                 (313) 274-7400
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

     Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated May 10, 2006 reporting that Masco Corporation's Board of Directors has authorized the purchase of up to 50 million shares of Masco Corporation Common Stock in open market purchases, privately negotiated transactions or otherwise.

     This information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     99 Press Release of Masco Corporation dated May 10, 2006 reporting Board authorization to purchase up to 50 million shares of its Common Stock.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MASCO CORPORATION


                                        By: /s/ John R. Leekley
                                            ------------------------------------
                                        Name: John R. Leekley
                                        Title: Senior Vice President
                                               and General Counsel

May 12, 2006

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                                  EXHIBIT INDEX

99 Press Release of Masco Corporation dated May 10, 2006 reporting Board authorization to purchase up to 50 million shares of its Common Stock.